This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett
Global Compliance.
1

CODE OF ETHICS AND PERSONAL TRADING POLICY
August 2025
APPLIES TO:
•Lord, Abbett & Co. LLC and its affiliates
•Lord Abbett Distributor LLC
•Lord Abbett Funds
RISKS ADDRESSED BY THIS POLICY
•Client accounts are harmed due to fraudulent and/or deceptive employee personal trading
RELEVANT LAW AND OTHER SOURCES
•Rule 17j-1 under the Investment Company Act
•Section 204A of the Investment Advisers Act of 1940
•Rule 204A under the Investment Advisers Act
RELATED POLICIES AND PROCEDURES
•Gifts and Entertainment Policy
•Insider Trading Policy
•Outside Business Activities Policy
•U.S. Political Contributions and Activities Policy
This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett
Global Compliance.
2

CODE OF ETHICS AND PERSONAL TRADING POLICY
This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett
Global Compliance.
3

CODE OF ETHICS AND PERSONAL TRADING POLICY
This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett
Global Compliance.
4

CODE OF ETHICS AND PERSONAL TRADING POLICY
This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett
Global Compliance.
5

CODE OF ETHICS AND PERSONAL TRADING POLICY
This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett
Global Compliance.
6

CODE OF ETHICS AND PERSONAL TRADING POLICY
This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett
Global Compliance.
7

CODE OF ETHICS AND PERSONAL TRADING POLICY
This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett
Global Compliance.
8

CODE OF ETHICS AND PERSONAL TRADING POLICY
This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett
Global Compliance.
9

CODE OF ETHICS AND PERSONAL TRADING POLICY
This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett
Global Compliance.
10

CODE OF ETHICS AND PERSONAL TRADING POLICY
This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett
Global Compliance.
11

CODE OF ETHICS AND PERSONAL TRADING POLICY
This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett
Global Compliance.
12

CODE OF ETHICS AND PERSONAL TRADING POLICY
This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett
Global Compliance.
13

CODE OF ETHICS AND PERSONAL TRADING POLICY
This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett
Global Compliance.
14

CODE OF ETHICS AND PERSONAL TRADING POLICY
This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett
Global Compliance.
15

CODE OF ETHICS AND PERSONAL TRADING POLICY
This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett
Global Compliance.
16

CODE OF ETHICS AND PERSONAL TRADING POLICY
This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett
Global Compliance.
17

CODE OF ETHICS AND PERSONAL TRADING POLICY